Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,761,549.37
Previously Paid Amount	2,244.91
Total Fee Amount	1,900.47
Total Offset Amount	0.00
Net Fee	$ 0.00